STARBOARD INVESTMENT TRUST

Alpha Risk Tactical Rotation Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

August 2, 2019

On July 31, 2019, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Alpha Risk Tactical Rotation Fund (the “Fund”). The Board has determined that the dissolution and liquidation of the Fund are in the best interests of the Fund and its shareholders. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on August 23, 2019 (the “Liquidation Date”).

As of August 1, 2019, the Fund will not accept any new investments and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund will otherwise not be available for purchase as of the dates set forth above.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the Prospectus under “Redeeming Shares.” Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

This Supplement and the existing Summary Prospectus and Prospectus , provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus and the Statement of Additional Information dated October 1, 2018, which have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-773-3863.